Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF

AIREON LLC

A DELAWARE LIMITED LIABILITY COMPANY

This Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement (this “Amendment”), of Aireon LLC (the “Company”), is dated as of July 6, 2015 and is entered into by NAV CANADA Satellite, Inc, a Delaware corporation; Iridium Satellite LLC, a Delaware limited liability company; ENAV North Atlantic LLC, a Delaware limited liability company; Irish Aviation Authority Limited, a company organized under the laws of the Republic of Ireland; and Naviair Surveillance A/S, a Danish limited liability company (collectively, the “Members”); NAV CANADA, a Canadian corporation; Enav, S.p.A., a company formed under the laws of the Italian Republic (“Enav”); Naviair, an independent state owned company owned by the Kingdom of Denmark, registered with the Danish Business Authority under CVR-no.: 26 05 97 63; and the Company.

RECITALS

A.The Members, NAV CANADA, Enav, Naviair and the Company are party to that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of February 14, 2014, as amended (the “Operating Agreement”).

B.The Members, NAV CANADA, Enav, Naviair and the Company wish to amend the Operating Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.Amendments.

a.The definition of “Fourth NAV CANADA Tranche Financing Final Tranche Date” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Fourth NAV CANADA Tranche Financing Final Tranche Date” means [***], 2016.”

2.Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the other provisions of the Operating Agreement.  In the event of any conflict between the Operating Agreement, any previous amendment of the Operating Agreement, this Amendment and any subsequent amendment, the document later in time shall prevail.

3.This Amendment shall be binding upon and shall inure to the benefit of the successors in interest of the parties hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first hereinabove set forth.

Aireon LLC

By:	/S/ Donald L. Thoma
Name:	Donald L. Thoma
Title:	CEO

NAV CANADA		Enav S.p.A.

By:	/S/ John Crichton	By:
Name:	John Crichton	Name:
Title:	President & CEO	Title:

By:	/S/ Neil Wilson	Naviair
Name:	Neil Wilson
Title:	EVP Admin. & G.C.

		By:	/S/ M. Dambaek
		Name:	M. Dambaek
		Title:	CEO

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Signature Page to Amendment No. 2

MEMBERS:

NAV CANADA Satellite, Inc.		Iridium Satellite LLC

By:	/S/ John Crichton	By:	/S/ Matthew J. Desch
Name:	John Crichton	Name:	Matthew J. Desch
Title:	President	Title:	Chief Executive Officer

By:	/S/ Neil Wilson
Name:	Neil Wilson
Title:	VP & Secretary

Naviair Surveillance A/S		ENAV North Atlantic LLC

By:	/S/ Hanne Lund	By:
Name:	Hanne Lund	Name:
Title:	CEO	Title:

By:	/S/ M. Dambaek
Name:	M. Dambaek
Title:	Board Chairman

Irish Aviation Authority Limited

By:	/S/ Eamonn Brennan
Name:	Eamonn Brennan
Title:	Chief Executive

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Signature Page to Amendment No. 2